UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C
        Definitive Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant x Filed by a Party other than the Registrant o Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12

Company Name: CHINA DIRECT TRADING CORPORATION, A FLORIDA CORPORATION

Payment of filing fee (check the appropriate box):
 [x] No fee required
 [_] Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11
(1) Title of each class of securities to which transaction applies: Common Stock, $0.0001 par value. (2) Aggregate number of securities to which transaction applies: N/A (3) Per unit price/underlying value pursuant to Exchange Act Rule 0-11: N/A (4) Proposed maximum aggregate value of transaction:
N/A (5) Total fee paid: N/A

 [_]             Fee paid previously with preliminary materials.
 [_]             Check  box if any  part of the fee is  offset  as  provided  by
                 Exchange Act Rule 0-11(a)(2) and identifies the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
(1)              Amount previously paid:
(2)              Form, schedule or registration statement no.:
(3)              Filing party:
(4)              Date filed:

                        CHINA DIRECT TRADING CORPORATION
                               10400 GRIFFIN ROAD
                           COOPER CITY, FLORIDA 33328
                                 (954) 252-3440

May 11, 2007

                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

          The enclosed information statement is being furnished to shareholders of record as of May 10, 2007, of China Direct Trading Corporation ("Company" or "CHDT"), a Florida corporation, in connection with the following proposals: (1) approval of an amendment to the Articles of Incorporation of the Company for the sole purpose of changing the Company's name from "China Direct Trading Corporation" to "CHDT Corporation"; and (2) election of directors. All of the foregoing proposals were approved on May 7, 2007, by action by written consent of a majority of all shareholders ("Majority Shareholder Action") entitled to vote on the record date.

          Our board of directors has reviewed and unanimously approved all of the above proposals.
          Holders of approximately 70% of our common stock have executed a written consent in favor of the proposal described herein. However, under federal law the proposals will not be effected until at least 20 days after a Definitive Information Statement has first been sent to shareholders who have not previously consented.

 By Order of the Board of Directors,
 /s/Stewart Wallach
 Chief Executive Officer & President

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                        CHINA DIRECT TRADING CORPORATION

CONTENTS                                                                    PAGE
--------------------------------------------------------------------------------

Introduction                                                                   4
General                                                                        4
Q&A                                                                            5
Business                                                                       6
Notices                                                                        7

Item 1. Information Required by Items of Schedule 14A
A. No Time, Place or Date for Meeting of Shareholders                          8
B. Dissenters' Rights                                                          8
C.  The Voting Securities and Principal Shareholders                           8
            Security Ownership of Certain Beneficial Owners & Management       9
D.   Management of the Company
            Current Officers and Directors                                    10

      Compensation of Officers and Directors                                  11
            Summary Compensation Table                                        12
            Summary Stock Option Table                                        13
            Current Board of Directors                                        14
            Independent Directors                                             14
            Policy Regarding Board Attendance                                 14
            Directors who Resigned in FY 2007 and First Quarter 2007          14
            Role of Directors in Corporate Governance                         15
            Audit Committee                                                   15
            Compensation Committee                                            15
            Compensation Committee Interlocks and Insider Participation       16
            Report of Audit Committee                                         16
            Nominating Committee                                              17
            Committee Charters                                                17
            Code of Ethics                                                    17
            Director Meetings in Fiscal Year 2006                             18
            Section 16(a) Beneficial Ownership Reporting Compliance           18
            Federal Income Tax Consequences                                   18
            Change of Control Agreements                                      20
            Special Non-Qualified Stock Option Grant                          20
            Communications with Directors                                     21

E.          Proposals-   Reasons  and  Benefits  of  the  Transaction  Amend
                Articles to Change Name                                       21
                Election of Directors                                         21
                D&O Insurance                                                 24

Item 2. Statements that Proxies are not Solicited                             24
Item 3. Interest of Certain Persons                                           24
                Policy and Procedures for Review, Approval or
                    Ratification Transaction with Related Person              25
                Promoters                                                     26
Item 4. Other and General Information                                         26
Item 5. Documents Incorporated By Reference                                   27
Exhibits                                                                      27

INTRODUCTION

          The majority shareholders of this Securities and Exchange Act of 1934 Registrant, China Direct Trading Corporation, have taken an corporate action by majority shareholders without a meeting of the holders of the Common Stock (hereinafter, "Majority Shareholder Action") pursuant to Florida Statutes
Section 607.0704 and for the purposes of approving: (1) amendment of the Articles of Incorporation of the Company to change the name of the Company from "China Direct Trading Corporation" to "CHDT Corporation"; and (2) election of each of the Company nominees for election to the Board of Directors, those nominees being Stewart Wallach, Howard Ullman, Jeffrey Postal, Laurie Holtz, Larry Sloven and Jeffrey Guzy, all incumbent directors as of May 7, 2007, for election to the Company Board of Directors for a term ending in 2008 when their successors are elected and assume office.

         This  Definitive  Information  Statement  is being  filed  pursuant  to
Section 14(c) of the Securities Exchange Act of 1934, as amended ("1934 Act" or "Exchange Act") and provided to the Company's shareholders pursuant to Rule 14c.

GENERAL

         The date on which this Information Statement was first sent to our stockholders is on or around May 11, 2007. Inasmuch as we will have provided this Information Statement to our stockholders of record on said mailing date, no additional action will be undertaken pursuant to such written consent.
Shareholders who did not consent to the Proposals are not entitled to dissenter's rights under Florida law. The Proposals will each be effective no sooner than twenty (20) days after said mailing date. The actual approval process for the name change of the Company may, since it involves federal, state and NASD OTC Regulation requirements, may take 20 to 40 days.

         This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         The Florida law provides in substance that unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

QUESTIONS AND ANSWERS

Q. Why did I receive this Information Statement?
A. Applicable laws require us to provide you information regarding the Proposals and Majority Shareholder Action - even though your vote is neither required nor requested for the Proposals to become effective.

Q. What will I receive when the Proposals are effective?
A. The Proposals have already been approved, and you will not receive anything further. The name change will take at least 20 days to become effective and may take 20 to 40 days to become effective.

Q. Why am I not being asked to vote?
A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Proposals by a written consent in lieu of a stockholders' meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Florida law, and no further approval by our stockholders is required.

Q. What do I need to do now?
A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?
A. If you have any questions about any of the actions to be taken by the Company, please contact Gerry McClinton, Secretary, at Company, (954) 252-3440 or 10400 Griffin Road, #109, Cooper City, Florida 33328.

Q. Why is the Company name being changed?



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

A. The Company's management believes that the current name does not accurately reflect the current business of the Company. While using Chinese manufacturing sources will remain key to the Company's business lines, the primary business focus of the Company from April 2007 onwards will be distribution of consumer goods through North American distributors and retailers. Further, the Company uses its subsidiaries' trade names and trade marks in the marketing and sales of their respective products. The Company name is not used in such marketing and sales efforts. The use of "China" in the name is no longer appropriate, in the opinion of the Company, based on the current business lines and model of the Company. "CHDT" is being selected because the trading symbol of the Company on the OTC Bulletin Board is "CHDT."

Q. When will the name change occur and will it cause a change in the trading symbol of the Company?

A. The name change's effective date is subject to NASD, state and federal securities law filing and notice requirements that will delay the name change's effectiveness date for 20 to 40 days after the date of this Information Statement. We have asked NASD OTC Regulation not to change our trading symbol, and based on conversations with NASD OTC Regulation, no change in our trading symbol of "CHDT.OB" will be required.

Q. With the name change, do I need to exchange or tender my stock certificates for new stock certificates with the new name?

A. No. Your "China Direct Trading Corp." stock certificates will continue to represent your equity ownership interest in the Company. The name change has not changed the legal existence or continuity of the Company. The Company will issue new stock certificates with the new name whenever a shareholder or his or her or its broker tenders its stock certificate to a stock transfer agent for a trading transaction and that transaction results in the issuance of a new stock certificate.

Q. Will the CUSIP Number of the Common Stock change?

A. No. We have contacted the CUSIP Service Bureau and no change in CUSIP is required for our name change. The CUSIP will remain 16938E 10 2 for the Common Stock.

Q. Why did Stewart Wallach replace Howard Ullman as the Chief Executive Officer and President?

A. The Company's Board of Directors, including Howard Ullman, believes that Stewart Wallach is a more experienced and effective executive and operations executive than Mr. Ullman and that Mr. Wallach is better qualified to lead the Company in its pursuit of improved and sustained financial performance and in respect of the Company's current business line.

BUSINESS

         We are a Florida corporation and a public holding company engaged through our two operating, wholly-owned subsidiaries in: (1) the sale of low technology consumer goods and (2) building supplies, in each case manufactured abroad, especially in the Peoples' Republic of China, in North America. We generally sell the products either directly to business clients or through regional and national distributors or retailers. We are a fully reporting 1934 Act company, with our common stock quoted on the Over-the-Counter Bulletin Board under the symbol "CHDT.OB."
         Information about us can be found in our December 31, 2006 Form 10KSB, as filed with the Commission on April 18, 2007, September 30, 2006 Form 10-QSB filed with the Commission on November 15, 2006; June 30, 2006 Form 10-QSB filed with the Commission on August 24, 2006; March 30, 2006 Form 10-QSB filed with the Commission on May 15, 2006; Form 8-K's filed with the Commission on May 4, 2007, April 30, 2007 (Amendment); April 25, 2007; February 28, 2007 (Amendment); and February 1, 2007. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the public reference rooms or offices of the SEC.

NOTICES

         THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using "estimate," "anticipate,""believe,""project,""expect,""intend,""predict,""potential,
""future, "may," "should" and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

          o With major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position ;

              Economic, trade or political disputes between U.S. and China;

              General economic conditions;

              Competition from other companies in our industry, especially Chinese manufacturers; and

          o Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

         This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

ITEM 1.                  INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

         There WILL NOT be a meeting of shareholders and none is required under applicable Florida statutes when an action has been approved by majority shareholders without a meeting. This Information Statement is first being mailed on or about May 11, 2007, to the holders of Common Stock as of the Record Date on May 10, 2007. There are 292 shareholders of record as of May 10, 2007.

B. DISSENTERS' RIGHTS.

         Under Florida law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

         Proposals 1 and 2 were approved by the action of a majority of all shareholders entitled to vote on the record date. This is Majority Shareholder Action, pursuant to Florida Statutes 607-0704. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was approximately 70% of all shares issued and outstanding as of May 10, 2007. The proposals are not effective before first completion of this Section 14(c) compliance, and second the mailing or delivery of a Definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

       ON MAY 10, 2007, THE RECORD DATE, THERE WERE 564,865.869 SHARES OF
            COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON
          STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER
               THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

D. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:


         The sole class of voting equity securities of the Company as of May 10, 2007, that are issued and outstanding is the Common Stock, $0.0001 par value per share, or "Common Stock". The table on the following page sets forth, as of May 10, 2007, certain information with respect to the Common Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group. The table below also shows ownership as of May 10, 2007 of shares of Series B Convertible Redeemable Preferred Stock, $0.10 par value, or the "Preferred Stock," which shares have no voting rights. There were 564,865,869 shares of Common Stock outstanding on May 10, 2007 and 915,030 shares of Preferred Stock were outstanding as of May 10, 2007.

           OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS
                             AS OF MAY 10, 2007 (1)

--------------------------------- ------------------- ----------------- ---------------- ------------------
     NAME, ADDRESS & TITLE         SHARES OF COMMON         % OF           SHARES OF        % OF SHARES
                                        STOCK           OUTSTANDING        PREFERRED        OUTSTANDING
                                                           SHARES            STOCK
--------------------------------- ------------------- ----------------- ---------------- ------------------
Stewart Wallach, CEO & (3)
President                             14,274,942            -0-                0                0%
350 Jim Moran Blvd. #121
Deerfield Beach, Florida 33442

--------------------------------- ------------------- ----------------- ---------------- ------------------
Howard Ullman,
Chairman (2)                         287,626,178                51%         660,030             72%
10400 Griffin Rd., #109
Cooper City, Florida 33328
--------------------------------- ------------------- ----------------- ---------------- ------------------

Gerry McClinton, COO & Secretary
10400 Griffin Road, #109               500,000           Less than 1%         -0-               0%
Cooper City, Florida 33328
--------------------------------- ------------------- ----------------- ---------------- ------------------

Jeffrey Postal, Director              9,000,000         Less Than 1%        250,000             27%
10400 Griffin Rd., #109
Cooper City, Florida 33328

--------------------------------- ------------------- ----------------- ---------------- ------------------

Lorenzo Lamadrid (4)
1424 West 28 St.
Miami Beach, Florida 33140            6,990,000         Less Than 1%          -0-               0%

--------------------------------- ------------------- ----------------- ---------------- ------------------

--------------------------------- ------------------- ----------------- ---------------- ------------------
Laurie Holtz, Director
1826 West 23 Street -
Island 3                              3,295,000         Less Than 1%          5,000        Less than 1%
Miami Beach, Florida 33140

--------------------------------- ------------------- ----------------- ---------------- ------------------
Jeffrey Guzy (5)
3130 19th Street North                  50,000          Less than 1%          -0-               0%
Arlington, Virginia 22201

--------------------------------- ------------------- ----------------- ---------------- ------------------

Larry Sloven, Director (6)
10400 Griffin Rd. #109                   -0-                 0%               -0-               0%
Cooper City, Florida 33328

--------------------------------- ------------------- ----------------- ---------------- ------------------
ALL OFFICERS &
 DIRECTORS AS A
 GROUP                               322,366,120            57%            915,030            100%

--------------------------------- ------------------- ----------------- ---------------- ------------------

Bart Fisher (7)
9009 Potomac Forest Drive           30,480,185(9)           5%                -0-              0%
Great Falls, Virginia 22066
--------------------------------- ------------------- ----------------- ---------------- ------------------
Margaret Fisher (8)
9009 Potomac Forest Drive             43,925,000           8%                 -0-              0%
Great Falls, Virginia 22066
--------------------------------- ------------------- ----------------- ---------------- ------------------


                                     388,771,305            69%             915,030            100%
TOTAL:
--------------------------------- ------------------- ----------------- ---------------- ------------------

Notes to Table
(1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2) Mr. Ullman was Chief Executive Officer and President of the Company until April 20, 2007.
(3) Mr.  Wallach was appointed  Chief  Executive  Officer and
   President of the Company on April 20, 2007.
   Preferred Stock was acquired in Company's acquisition of Capstone Industries, Inc. in September 2006.
(4) Mr. Lamadrid resigned as a director on April 23, 2007.
(5) Mr. Guzy was appointed a director on May 3, 2007, to fill the board vacancy created by Mr. Lamadrid's resignation as a director on April 22, 2007.
(6) Mr. Sloven was appointed as a director on May 3, 2007 to fill an existing vacancy on the Company Board of Directors.
(7)
(8) Bart Fisher is the spouse
   of Margaret Fisher. Bart Fisher was an officer and director of the Company in 2002. If the ownership of Bart Fisher is combined with his spouse's holdings, then Bart Fisher may be deemed to be an "affiliate" of the Company under the rules of the Securities Exchange Act of 1934, as amended, and on the basis of owning more than 10% of the Company's outstanding shares of Common Stock.
(9) Position includes 3,518,234 shares of Common Stock owned by Mr. Fisher's profit sharing plan.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the table.

E.  MANAGEMENT OF THE COMPANY

CURRENT OFFICERS. The current officers of the Company are:


         Stewart Wallach was appointed as Chief Executive Officer of the Company on April 23, 2007. Mr. Wallach is also the senior executive officer and director of Capstone.

         Howard Ullman, Chairman of the Board of the Company. Mr. Ullman was Chief Executive Officer, President and Chairman of the Board of the Company from December 1, 2003 until his resignation from the Chief Executive Officer and President positions on April 23, 2007. He remains the senior executive of the Company's wholly-owned subsidiary Souvenir Direct, Inc. Mr. Ullman founded SDI. Mr. Ullman is also the senior executive officer of the Company's wholly-owned subsidiary, Overseas Building Supply, LLC, a Florida limited liability company, since its formation in February 2004.

         Gerry McClinton is the Secretary of the Company. Mr. McClinton is also a senior officer of Capstone.

G. M cClinton was President of Capstone  Industries 2005 -2007.  General Manager

Capstone Industries, Inc. 2000-2005

Sagaz Industries Inc 1998 -2000. CFO . In charge of the Production/Accounting and Systems team that transitioned the Sagaz automotive consumers products company into the Pennzoil Quakerstate Corporation.

         1995 -1998. V.P. of Operations. Responsibile for the production activities of 500 assocaites producing Automotive Consumer products division. Established manufacturing plants in Mexico.

         1990 - 1995 Company Controller.

1980-1990 Firedoor Corporation. CFO. A national manufaturer of security and firedoors to the construction industry.

College : University  of Northern  Ireland , Belfast U.K.

Degree. Institute of Cost and Management Accountants. (I.C.M.A.)

COMPENSATION OF OFFICERS.

         Stewart Wallach is the Chief Executive Officer and President of the Company since April 20, 2007. He is entitled to receive $225,000 per annum for services as a senior executive officer of the Company. On May 7, 2007, the Company issued a ten-year non-qualified, non-statutory stock option for 107,400 "restricted" shares of Common Stock to Stewart Wallach as incentive compensation. The exercise price is $0.029 per share, that being the then current fair market value, also the Bid price, of the Common Stock as quoted on http:www.otcbb.com. This grant was approved by the Compensation Committee and the disinterested directors on the Company Board of Directors.

         Howard Ullman is the Chairman of the Board of the Company and is Chief Executive Officer, President and Chairman of the Board of Director of its wholly-owned subsidiary, Souvenir Direct, Inc. or "SDI." The Company intends to dissolve SDI in 2007 since its operations have been consolidated into Capstone. Mr. Ullman was the Chief Executive Officer and President of the Company from December 1, 2003 until he resigned as Chief Executive Officer and President on April 23, 2007. The Company signed a five-year employment agreement with Mr. Ullman in 2004 whereby he will be employed by the Company as Chief Executive Officer and President. Under his revised employment agreement, Mr. Ullman is entitled to an annual cash salary of $175,000. Historically, Mr. Ullman has deferred all of his cash salary and received "restricted" shares of Common Stock in lieu of cash compensation (based on the closing bid price of the Common Stock on the trading day that the shares are issued to the Mr. Ullman). Such stock is usually paid in semi-annual installments during the year that the underlying cash compensation is due and payable to Mr. Ullman.

         Gerry McClinton is the Chief Operating Officer of the Company and Secretary of the Company. He is also a senior officer of Capstone.

         Stock-Based Compensation. The Company typically issues "restricted" shares of Common Stock to Mr. Ullman in lieu of cash compensation, which conversion rate are usually set at closing bid price of Common Stock (as quoted on http://www.otcbbb.com) on the date of the stock grant. The Company also issues stock options under the 2005 Equity Plan and non-plan, non-qualified stock options. See the table below for a summary of option grants in FY 2006. The Company changed operations management in April 2007 and has been issuing non-qualified stock options to new members of the executive operations team as incentive compensation.

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by or paid to, our chief executive officer and our other executive officers earning in excess of $100,000 for services rendered in all capacities during fiscal years ended December 31, 2006, 2005 and 2004. We provide certain perquisites and other personal benefits to some or all of our executives. The unreimbursed incremental cost to us of providing perquisites and other personal benefits did not exceed, as to any of the executives for any year, the lesser of $50,000 or 10% of the total salary and bonus paid to such executive for such year.

NAME & PRINCIPAL         ANNUAL COMPENSATION                  LONG TERM COMPENSATION
POSITION

-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
                           YEAR       SALARY           BONUS        ALL OTHER           SECURITIES        STOCK
                                                                    COMPENSATION        UNDERLYING        GRANTS
                                                                                        OPTIONS
-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
Howard Ullman (1)
Chief Executive Officer,
President and Officer      2006       $200,000         -0-          -0-                                   1,000,000
                                      (adjusted to
                                      $175,000 for
                                      2007)
-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
                           2005       $200,000         -0-          -0-
-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
                           2004       $200,000         -0-          -0-
-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------

-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
Stewart Wallach (2)
Chief Executive Officer
& Chairman of Capstone
Industries, Inc.           2006           $70,000
                                         (Capstone         -0-           -0-                 -0-          -0-
                                         only) (3)


-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
                           2005         N/A            N/A          N/A                 N/A               N/A
-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
                           2004         N/A            N/A          N/A                 N/A               N/A




-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------
Gerry  (3)
McClinton, COO &
Secretary of Company and   2006           $85,000        -0-           -0-                 -0-               -0-
President of Capstone                    (Capstone
Industries, Inc.                         only) (4)


-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------

                           2005       N/A              N/A          N/A                  N/A              N/A
-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------

                           2004       N/A              N/A          N/A                 N/A               N/A
-------------------------- ---------- ---------------- ------------ ------------------- ----------------- ------------

 Notes to Table

(1) Mr. Ullman resigned as Chief Executive Officer and President of the Company on April 20, 2007 in order to allow the appointment of Stewart Wallach.
(2) Mr. Wallach and Mr. McClinton were not officers or directors of the Company in 2005 or 2004.
(3) Salary as Chief Executive Officer of Capstone. Mr. Wallach was not an officer of the Company until April 23, 2007. Mr. McClinton's 2007 annual salary is $150,000 for Chief Operating Officer of the Company.
(4) Salary as President of Capstone. Mr. McClinton received no salary as Secretary of the Company in 2006.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes option grants during the fiscal year ended December 31, 2006 to each of the executive officers named in the Summary Compensation Table above.

--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------
Name (6)              No. of          % of Total        Exercise or      Expiration     Restricted       No. of
                      Securities      Options Granted   Base Price       Date           Stock Grants     Securities
                      underlying      to Employee in    ($/Share)                                        underlying
                      Options         FY 2006                                                            Options
                      Granted                                                                            Granted
                                                                                                         prior to
                                                                                                         1/1/2005
--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------

--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------
Howard Ullman (1)        -0-              -0-              -0-               -0-        1,000,000
(5)                                                                                     shares of        -0-
                                                                                        Common Stock
                                                                                        (4)
--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------
Jeffrey Postal
Director                 -0-              -0-              -0-
                                                                         -0-            1,600,000          -0-

--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------
Stewart Wallach (2)      -0-             -0-               -0-               -0-            -0-             -0-
--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------

--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------
Gerry McClinton (3)
                         -0-             -0-               -0-              -0-             -0-           -0-
--------------------- --------------- ----------------- ---------------- -------------- ---------------- -------------

Notes to the Table

(1) Mr. Ullman resigned as Chief Executive Officer and President of the Company on April 23, 2007.

(2) Mr. Wallach was appointed as Chief Executive Officer and President on April 23, 2007. The Company granted Mr. Wallach a non-qualified stock option on April 23, 2007 for 107.4 million shares of Common Stock at an exercise price of $0.029 per share. The option has a ten-year term.
(3) Mr. McClinton was granted a non-qualified stock option for 28.1 million shares of Common Stock at an exercise price of $0.029 per share. The option has a ten-year term.
(4) The shares of Common Stock are "restricted securities" under Rule 144 of the Securities Act of 1933, as amended.
(5) Mr. Ullman had an option for 1.985 million shares of Common Stock at an exercise price of $0.01 per share, which was exercised in 2006.
(6) In October  2003,  former  officers  Paul Richter and Pam Milan were granted
    non-qualified   options   for  25,000  and  15,000   shares  of  Common
    Stock, respectively. The exercise price is $0.05 per share for both options and the term of the options is 10 years.

CURRENT BOARD OF DIRECTORS.

         The background information on the directors is set forth below under "Item 1. D. Proposal One: Election of Directors." Each Director's term is for one year. The incumbent and current Board of Directors are:

         Howard Ullman, who is the Chairman of the Board. Mr. Ullman has been a director since December 4, 2003.

         Laurie Holtz. Mr. Holtz has been a director since January 2004.

         Jeffrey Postal. Mr. Postal has been a director since January 2004.

         Lorenzo Lamadrid. Mr. Lamadrid was appointed as a director in January 2005. He resigned from the Board of Directors, effective April 23, 2007.

         Jeffrey Guzy was appointed as a director on May 3, 2007. Mr. Guzy is deemed an "independent director."

         Larry Sloven was appointed as a director on May 3, 2007. Mr. Sloven is deemed an "independent director."

INDEPENDENT DIRECTORS

         The Company is a "controlled company" under NASDAQ and New York Stock Exchange corporate governance rules, that is a company where 50% or more of the voting power is owned by a person or a group, and does not currently have to meet requirements for a board of directors with a majority of "independent directors." Nonetheless, the Company has an internal policy under which it is striving to have a Board of Directors consisting of 50% or more "independent directors." Only Jeffrey Guzy qualifies as an "independent director" under the listing standards of The Nasdaq Stock Market, New York Stock Exchange or
American Stock Exchange. No other director qualifies as an "independent director" under those rules.

POLICY REGARDING BOARD ATTENDANCE

         Company directors are expected to attend all annual and special board meetings per Company policy. An attendance rate of less than 75% over any 12 month period is grounds for removal from the Board of Directors.

DIRECTORS WHO RESIGNED IN FISCAL YEAR 2006 AND FIRST QUARTER OF FISCAL YEAR 2007

         Lorenzo Lamadrid resigned as a director, effective April 23, 2007. There was no dispute between Mr. Lamadrid and the Company at the time of his resignation.

ROLE OF THE BOARD OF DIRECTORS IN CORPORATE GOVERNANCE.

         The Board of Directors is responsible for overseeing the Chief Executive Officer and other senior management in order to assure that such officers are competent and ethical in running the Company on a day-to-day basis and to assure that the long-term interests of the shareholders are being served by such management. The directors must take a pro-active focus and approach to their obligation in order to set and enforce standards to ensure that the

Company is committed to business success through maintenance of the highest standards of responsibility and ethics.

              The Company has adopted a Code of Ethics, which is posted on the Company's Website. The contents of the Company Website are not incorporated herein by reference and that Website provided in this Information Statement is intended to be an inactive textual reference only.

AUDIT COMMITTEE.

          The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. It is primarily responsible for overseeing the services performed by the Company's independent auditors, evaluating the Company's accounting policies and its system of internal controls and reviewing significant financial transactions. The members of the Audit Committee are Lorenzo Lamadrid and Jeffrey Postal in fiscal year 2006. Mr. Lamadrid resigned as a director, effective April 23, 2007. Jeffrey Guzy was appointed as a director and a member of the Audit Committee on May 3, 2007. Larry Sloven was appointed as a director and a member of the Audit Committee on May 3, 2007. The Company believes that Mr. Guzy is an independent directors under applicable Nasdaq and New York Stock Exchange standards. Mr. Sloven is not deemed to meet those standards because of his company's product development and outsourcing contract with the Company. The Company is looking for independent directors to fill the Audit Committee and, until such candidates are found, Mr. Sloven is being asked to sit as a member of the Audit Committee.

COMPENSATION COMMITTEE.

         The Compensation Committee is primarily responsible for reviewing the compensation arrangements for the Company's executive officers, including the Chief Executive Officer, and for administering the Company's stock-based compensation plans. The Compensation Committee was established January 2005. The Compensation Committee held three meetings in fiscal year 2006. Lorenzo Lamadrid was the sold director member of the Compensation Committee in fiscal year 2006. Director members of the Compensation Committee in fiscal year 2006 and until April 23, 2007 was Lorenzo Lamadrid, who was deemed to be an independent director by the Company under applicable standards. Jeffrey Guzy was appointed to replace Mr. Lamadrid as a director and member of the Compensation Committee on May 3, 2007. Mr. Larry Sloven was appointed a member of the Compensation Committee on May 3, 2007. The Company believes that Mr. Guzy is an independent director under applicable Nasdaq and New York Stock Exchange standards. Mr. Sloven is not deemed to meet those standards because of his company's product development and outsourcing contract with the Company. The Company is looking for independent directors to fill the Compensation Committee and, until such candidates are found, Mr. Sloven is being asked to sit as a member of the Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The current members of the Compensation Committee are Mr. Jeffrey Guzy and Mr. Larry Sloven, none of whom are employees of the Company and all of whom are considered "independent" directors by the Company (despite an April 2007 sourcing and development agreement between the Company and Mr. Sloven's company for Capstone's licensed products. There were no interlocks or insider participation between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of another company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS ON EXECUTIVE COMPENSATION

         THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

    OBJECTIVES

    It is the Company's objective to pursue compensation structures with the public shareholders' interests and the Company's business objectives, reward outstanding performance, be externally competitive and internally equitable, and attract and retain best available executive talent. We seek to achieve this goal through a straightforward compensation package that relies on equity compensation and limits cash compensation and perquisites.

REPORT OF AUDIT COMMITTEE.

       THE FOLLOWING IS THE REPORT OF THE AUDIT AND FINANCE COMMITTEE (THE "AUDIT COMMITTEE") WITH RESPECT TO THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006. THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY, IF AT ALL, SPECIFICALLY INCORPORATES SUCH INFORMATION BY REFERENCE IN SUCH FILING.

       The Audit Committee (the "AUDIT COMMITTEE") consisted of two members in fiscal year 2006: Lorenzo Lamadrid, an independent director under the NASDAQ and SEC audit committee structure and membership requirements, and Laurie Holtz, who is not an employee or consultant of the Company but is the father-in-law of Howard Ullman, the Company's Chairman of the Board, largest holder of Common Stock and former Chief Executive Officer and President. Mr. Holtz is a forensic auditor and qualified to serve on the Audit Committee. While the Company has made an ongoing effort to recruit qualified, independent directors, it has been unsuccessful until April 2007 in these efforts. The most significant factor in the Company's past inability in recruiting independent directors has been the lack of D&O Insurance coverage until summer of 2006 and the Company's ongoing status as a "penny stock" company. With D&O insurance, the Company is confident that it will be able to recruit one or more independent directors who satisfying applicable standards from the SEC and NASD. The goal of the Company is to add two more independent directors to the Board in fiscal year 2007 and prior to the effectiveness of Sarbanes-Oxley Act of 2002 requirements.

       The Audit Committee operates under a written charter adopted by the Board. A copy of the charter can be found on the Company's website.

       The Audit Committee is primarily responsible for assisting the Board of Directors of the Company in fulfilling its oversight responsibility by reviewing the financial information that will be provided to shareholders and others, appointing the independent auditor, reviewing the services performed by the Company's independent registered public accounting firm and internal audit department, evaluating the Company's accounting policies and its system of internal controls that management and the Board have established, and reviewing significant financial transactions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements.

       The Audit Committee had two meetings in fiscal year 2006, both conducted after general board meetings.

       In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company's independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditor, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit related services.

       The Audit Committee is scheduled to review and discuss the audited financial statements for the fiscal year ended December 31, 2007, with the Company's management and Robison Hill & Company, the Company's independent during the week of May 14, 2007 or shortly thereafter.



NOMINATING COMMITTEE

         The Company does not currently have a nominating committee, but it intends to re-establish a nominating committee prior to December 31, 2007.

COMMITTEE CHARTERS.

         The Audit and Compensation Committees operate under written charters adopted by the Board of Directors. These charters are posted on the Company Website.

CODE OF ETHICS.

         The Company has a code of ethics that applies to all of the Company's employees, including its principal executive officer, principal financial officer and principal accounting officer, and its Board. A copy of this code is available on the Company's website. The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8-K.

DIRECTOR MEETINGS IN FISCAL YEAR 2006.

         The Board of Directors had nine meetings in fiscal year 2006. During fiscal year 2006, all of the directors attended 75% or more of all meetings of the Board which were held during the period of time that such person served on the Board or such committee, except Susan Xu, who attended no board or committee meetings. The Company's board of directors did not nominate and did not re-elect Ms. Xu to a director position for fiscal year 2007.

DIRECTOR COMPENSATION.

           Directors are to be compensated through the 2005 Equity Plan set forth below in fiscal year 2006. No directors have received or are entitled to receive any cash compensation in fiscal year 2006. Outside of the 2005 Equity Plan, each director received a stock grant of 1 million "restricted" shares of Company Common Stock in June 2006 as compensation for director services in 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Executive officers, directors and greater than ten percent shareholders also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2006 by the Company's directors and officers; except: (1) Messrs. Lamadrid, Holtz and Postal each filed Form 4's to report issuance of Series B Convertible Redeemable Stock on March 14, 2006 in each instances where the transaction date in each case was listed as February 21, 2006, but the delay in filing the Form 4's was due to a delay in the closing of the underlying transaction and a subsequent delay in issuance of the stock certificates to the reporting persons in each case; and (2) Mr. Lamadrid filed a Form 4 on November 17, 2006 for a stock grant with a October 11, 2006 transaction date; and (3) Mr. Ullman filed a Form 4 on November 7, 2006 with a October 11, 2006 transaction date; and (4) Mr. Postal filed a Form 4 on or about May 8, 2007 for a stock grant and private purchase of stock from another shareholder, both transaction occurred prior to May 2007.

FEDERAL INCOME TAX CONSEQUENCES

       The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the 2005 Equity Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Internal Revenue Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the 2005 Equity Plan.

       A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For non-statutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

       The acquisition of shares of Common Stock upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, and (ii) the difference between the sales price and the exercise price.

       For awards of stock grants, the participant will not have taxable income upon the receipt of the award (unless the participant elects to be taxed at the time the stock is granted rather than when it becomes vested). The stock grants will generally be subject to tax upon vesting as ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).

       A participant is not deemed to receive any taxable income at the time an award of restricted stock units is granted. When vested restricted stock units are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such restricted stock units.

       If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant. Internal Revenue Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the Company's other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

CHANGE OF CONTROL AGREEMENTS

         The only agreement with a change of control provision is Howard Ullman's employment agreement, dated November 1, 2006, with the Company, which agreement has a change y, employment is terminated by reason of a change of control of the Company: a lump sum payment equal to the greater of: the sum of
(a) one-year's base salary at the annual base salary rate that Mr. Ullman was earning as of the date of termination of employment and (c) the bonus payment(s), if any, Mr. Ullman received in the preceding fiscal year; and the sum of (aa) the base salary of Mr. Ullman (currently, $175,000 per annum) that he would have earned had he remained employed through the remainder of the term of the employment agreement (which expires November 1, 2011) multiplied by the number of years remaining in term of the employment under the employment agreement (and adjusted on a pro rata basis for any partial year remaining in the Employment Period). In the event of a change of control, the Company would also continue to pay for any in effect the health and dental insurance benefits as follows: If Mr. Ullman is eligible for continued health insurance benefits under the federal law known as COBRA and Executive timely elects COBRA coverage and makes timely payment of required premiums, the Company will reimburse Executive the cost of such COBRA coverage until the earlier of (a) eighteen (18) months from the termination date or (b) the date on which the Mr. Ullman obtains health insurance coverage from a subsequent new employer. If Mr. Ullman is not eligible, the earlier of (x) eighteen (18) months from the termination date of his employment or which the Mr. Ullman obtains health insurance coverage from a subsequent employer.

         Under Mr. Ullman's November 1, 2006 employment agreement, a "Change of Control" shall be deemed to have occurred when any person, other than Mr. Ullman or his respective affiliates, associates, or estate, becomes, after the date of grant, the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then-outstanding securities.

         Although the non-qualified stock option grants described below were not intended by the Company to be a "change of control" arrangement, the non-qualified stock options do potentially defeat or discourage any attempt to takeover or acquire control of the Company by potentially increasing the voting power of the incumbent management.



SPECIAL NON-QUALIFIED STOCK OPTION GRANT.

       The granted non-qualified stock option to Stewart Wallach on May 7, 2007 for 107.3 million shares at an exercise price of $0.029 per share. The option has a ten year term. The Company also issued a non-qualified stock option to Gerry McClinton on May 7, 2007. These grants were made outside of the 2005 Equity Plan.

       The Company has not approved any awards that are conditioned on shareholder approval of the 2005 Equity Plan.

       As of May 7, 2007, the fair market value of a share of Company Common Stock was $0.029 per share.
COMMUNICATIONS WITH DIRECTORS

         Any director may be contacted by writing to him care of: Secretary, China Direct, 10400 Griffin Road, #109, Cooper City, Florida 33328. Communications to all directors or the non-employee directors as a group may be sent to the same address. The Company promptly forwards, without screening, all such correspondence to the indicated directors.

 E. PROPOSALS
              PROPOSAL ONE. AMEND THE ARTICLES OF  INCORPORATION  TO CHANGE NAME

OF COMPANY. By Majority Action and approval of the Company's Board of Directors, the Company's Articles of Incorporation are being amended to change the name of the Company from "China Direct Trading Corporation" to "CHDT Corporation."

         The reason for the name change is that the Company's current business lines and models are not primarily based on trading with China, but consist of distribution of low-technology consumer goods in North America. While China remains a primary manufacturer source for those products, the Company has decided not to pursue trading consulting work in China and, as such, the name "China Direct Trading" is not, in the opinion of the Company, an accurate reflection of the Company's current business lines and strategic plan. Further, the Company is concerned that the growing number of companies with the name "China", including "China Direct", will cause investors and others to confuse the Company with other companies, many of which are Chinese-based companies that have merged into U.S. public shell companies.

         The name change was approved by Majority Action on May 37, 2007 and will become effective within 20 to 40 days after the date of this Information Statement.

         PROPOSAL TWO: ELECTION OF DIRECTORS. The background of the director nominees for election to the Board of Directors is set forth below. Each of the nominees is currently a director of the Company.

         The Company's Board of Directors nominated the following persons on April 27, 2007, to stand for election to the Company's Board of Directors until their successors are elected and assume office in fiscal year 2008. The following slate was approved by Majority Shareholder Action on May 7, 2007. The nominees and their respective backgrounds are:

         STEWART WALLACH is the Chief Executive Officer of the Company since April 23, 2007, a director of the Company since September 22, 2006, and the founder and Chief Executive Officer and Chairman of the Board of Capstone, a wholly owned subsidiary of the Company since September 20, 2006. Mr. Wallach formed and sold Systematic Marketing, Inc., which developed and marketed products to mass markets, to Sagaz Industries, Inc., an automotive parts producer for consumers. He served as president of Sagaz Industries for 10 years before forming CAP. In 1998, Mr. Wallach co-founded Examsoft Worldwide, Inc., which has developed and successfully delivered software technology solving security challenges of laptop-based examinations for major educational institutions and state bar examiners. From 2002, he, through Systematic Development Inc., has provided executive management services to Gatekeeper
Business Solutions to assist in its growth. Gatekeeper Business Solutions is a company providing leading-edge technology for effective labor management and payroll services software to small and medium-sized businesses. Mr. Wallach currently is a shareholder and director of Systematic Development Incorporated and Examsoft Worldwide, Inc., serves as a director for Gatekeeper Business Solutions and is Chief Executive Officer at Capstone Industries, Inc. He is 55 years old.

              HOWARD ULLMAN was the Chief Executive Officer, President and Chairman of the Board of Directors from January 2003 until October 27, 2003 and then from December 1, 2003 until April 20, 2007. Mr. Ullman remains the Chairman


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

of the Board of Directors of the Company. He voluntarily resigned all of those offices on October 27, 2003 in order to avoid any potential conflicts of interest when the Company was negotiating to purchase Mr. Ullman's Souvenir Direct, Inc. or "SDI." Upon the acquisition of 100% of SDI capital stock by the Company on or about December 1, 2003, Mr. Ullman was reappointed as Chief Executive Officer, President and Chairman of the Board of the Company on or about December 1, 2003. He resigned as the Chief Executive Officer and President on April 20, 2007 in order to allow the appointment of Stewart Wallach to those offices. Mr. Ullman is the senior executive officer of Overseas Building Supply, LC, a wholly-owned subsidiary of the Company. He is 48 years old.

              He has spent the last 23 years in the souvenir, gift and promotional market with China. He was re-appointed as Chief Executive Officer, President and Chairman of the Board of the Company on December 1, 2003He
founded, operated and successfully sold (1) Magnet World, an overseas manufacturer of magnets in 1984; (2) Fason, an importer of magnets in 1996; and
(3) Magnet Hut, a magnet retailer, in 2000. During 1984, Mr. Ullman moved American magnet technology to China to establish a successful joint venture manufacturing company in the Ghangzhou province of China that has sold more than 200 million magnets to more than 400 large volume buyers in over 75 countries. In 1997, he launched China Direct Trading Company to leverage his Far East supplier network and to broaden his product line into thousands of customized gift items ranging from mugs, key chains, and glassware to hats and lapel pins. Mr. Ullman has owned and operated companies on every level of the supply chain in these industries. Mr. Ullman will provide the expertise required to turn CBQ, Inc. into a world class China trading company in many different lines of importation. Mr. Ullman earned his Bachelor's degree in Economics from Tulane University in 1982.

              LAURIE HOLTZ is a certified public accountant practicing in the greater Miami, Florida region for over 30 years. Mr. Holtz was a pioneer in development of forensic accounting and has worked as a forensic auditor in a number of cases over the years. He is the father-in-law of Howard Ullman. Mr. Holtz has served on the Board of Directors since January 2004. Mr. Holtz is 74 years old.

              JEFFREY POSTAL has served as a director of the Company since January 2004. He is a businessman and dentist in the Miami, Florida region. Mr. Postal owns or founded: Sportacular Art, a company that is licensed by the NFL, MLB and NHL to design and manufacture sports memorabilia for retail distribution in the U.S.; Weston Sports management, which arranges appearance of athletes at major retail companies around the country; DJP Consulting, a marketing consulting company servicing companies conducting business on the Internet; and DataStream Card Services, which provides billing solutions for companies conducting business on the Internet. He is also the principal of two dental treatment cents, one being one of the largest cranio-facial pain and trauma centers in the State of Florida. Mr. Postal received a DMD from Temple University in 1984. Mr. Postal is 50 years old.

         JEFFREY GUZY was appointed to the Company's Board of Directors on May 3, 2007, to replace Mr. Lamadrid. Mr. Guzy has a MBA in Strategic Planning and Management from The Wharton School of the University of Pennsylvania, M.S. in Electrical Engineering from Penn State University, a B.S. in Electrical Engineering from Penn State University and a Associate Degree in Theology from

Georgetown University. He has served as an executive, manager or consultant in business development, sales, customer service or management in the telecommunications industry, specifically with IBM Corp., RCA Corp., with Sprint International, Bell Atlantic Video Services, Loral Cyberstar and Facilicomm International. He has also started his own telecommunications company providing Internet services in Western Africa. Mr. Guzy is 54 years old.

         LARRY SLOVEN. Mr. Sloven was appointed as a director on May 3, 2007. He is the president of Asian Outsource Design Group/ISL or "AODG", which has a sourcing and development agreement with Capstone for Capstone's licensed hardware and automotive accessory programs. A U.S. Citizen, Mr. Sloven has resided in Hong Kong for over 18 years. He is a member of the American Chamber of Commerce in Hong Kong. He just finished a five year term as a Director of the American Club in Hong Kong and Chaired the Development Committee which was responsible for re engineering five major multi-million dollar re-development projects for the premier club in Asia.

         Mr. Sloven's company is a product development and purchasing agent for CHDT's Capstone subsidiary, and a purchasing agent for Dick's sporting goods chain. He also helped develop a private label hardware and accessory line for Circuit City, Inc. and a camcorder and cellular phone battery line for Spectrum Brands, Inc. (formerly, "Rayovac Corp."). In 1993, Mr. Sloven helped set up a joint venture factory producing cellular battery packs for AT&T along with the first cellular alkaline battery pack for Duracell. He participated in the outsourcing of the production of the one hour NMH-fast charger for the Duracell Corporation. In the mid 1990's, he helped set up a JV with Rayovac and the largest alkaline consumer battery factory in China. Mr. Sloven also assisted in the outsourcing of video games for Atari, arranging for Chinese manufacture of The Stanley Works' garage door motors and products.

FORMER DIRECTORS WHO RESIGNED OR ARE NOT BEING NOMINATED FOR RE-ELECTION

         LORENZO C. LAMADRID. Mr. Lamadrid was appointed as a director on January 6, 2005. Mr. Lorenzo resigned from the Company's Board of Directors, effective April 23, 2007, in order to devote more time to his business affairs. He attended all Company board of director meetings in fiscal year 2006.

         SUSAN XU was appointed as a director on January 6, 2005 to fill a vacancy on the Board. She was a director of the Company from January 14, 2000 until December 4, 2003, when she resigned to allow new management to assume operational control of the Company as part of the acquisition of Souvenir Direct, Inc. in December 2003. She is not being re-nominated to the Company board of directors because she has been unable to attend board meetings in fiscal 2006 and that attendance record would be unlikely to improve in fiscal year 2007.

D&O INSURANCE.

         The Company obtained directors and officers liability insurance in fiscal year 2006. The Company believes that its current directors and officers liability insurance to be adequate to attract qualified directors and officers and cover potential liabilities.

         By the Majority Shareholder Action, representing the written consent of shareholders owning approximately 70% of the issued and outstanding shares of Company Common Stock entitled to vote thereon. The above nominees were elected to the Board of Directors for a term that will end in fiscal year 2008 when their successors are elected and assume office.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

               WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
                        NOT REQUESTED TO SEND US A PROXY.


ITEM 3. INTEREST OF CERTAIN PERSONS.

         Ownership  table  above  reports  all  equity  ownership  of  officers,
directors,   principal  shareholders  (owning  more  than  5%  or  more  of  the outstanding shares of Common Stock) affiliates of the Company.

         On June 29, 2006, the Company executed a $250,000 note payable to the Howard Ullman, then Chief Executive Officer and President of the Company. The note carries an interest rate of 7% per annum and is payable if full, with accrued interest, on June 30, 2007. The proceeds from this note were used to advanced funds to CPS. As of December 31, 2006, the total amount payable on the note was $258,750, including $8,750 of accrued interest. The Company may, at its option, pay the entire unpaid principal and accrued interest (but not less than the entire amount) with "restricted shares" (as defined in Rule 144) of Company common stock. However, the Company may not pay off the principal and accrued interest with shares of common stock, if such issuance would cause the Company to issue a number of shares that would equal or exceed 18% of the shares of stock issued and outstanding as of the conversion date. The value of each share of stock to be issued in the conversion of stock for debt shall be $.10 per share.

         On September 15, 2006, the Company executed a $750,000 promissory note payable to the Howard Ullman, then Chief Executive Officer and President of the Company, secured by the accounts receivable of the note holder. The note carries an interest rate of 8% per annum. Interest is payable each calendar quarter, commencing with the quarter ended December 31, 2006. All principal is payable if full, with accrued interest, on December 31, 2008. At the option of the note holder, any quarterly interest or the principal may be paid in cash or in shares of the Company's common stock or a combination of cash or shares. Any shares issued shall have a value of $ .08 per share for purposes of calculating the amount of principal or interest paid by the issuance of each share. The proceeds from this note were used to funds to Capstone acquisition. As of December 31, 2006, the total amount payable on the note was $767,589, including $17,589 of accrued interest. The carrying amount of the collateral, the Company's accounts receivable, was $560,475 as of December 31, 2006.

         From time to time, certain directors of the Company have loaned money to the Company to fund the acquisition of another company or operating assets of another company. Company believes that the terms of such loans were commercially reasonable in light of the lack of suitable collateral and historically erratic cash flow of the Company's operations.

POLICIES AND PROCEDURES FOR REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

         The Company expects to adopt a written policy for related-person transactions in the next two weeks. "Related-person transaction" means a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any "related person" are participants involving an amount that exceeds $40,000. Transactions involving compensation for services that are (1) provided to us as an employee, director, consultant or similar capacity by a related person and (2) are reviewed and approved by the Compensation Committee will not be covered by this policy. A related person will be any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

         Under the policy, where a transaction has been identified as a related-person transaction, the Company must present information regarding the proposed related-person transaction to our Compensation Committee of the Board of Directors for approval or ratification. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. It is the duty of every member of Company management to alert the Company of any related-person transactions in advance. The Company will rely on information supplied by such persons as well independent inquiries to identify related-person transactions. The Compensation Committee will consider the following, among other, factors:

1) Risks, benefits and costs of related-person transaction;
2) Related-person transaction impact on independence of Company Board of Directors; 3) Impact of related-person transaction on interests of Company's public shareholders; 4) Whether alternative sources for the services, products or benefits is available at the same or better terms and conditions as the related-person transaction;
5) Fairness of the related-person transaction in terms of commercial reasonableness and local industry standards; and
6) Influence that any related-person transaction would impart on a third party over the Company and its management.

         Any director of the Company with any interest in the related-person transaction must recuse himself from all deliberations and votes.

PROMOTERS

         The Company has hired awareness firms and public relations firms in the past five fiscal years. The Company does not pay for, encourage, promote, engage others to perform or tolerate SPAM or similar activities in the promotion of the Company or its Common Stock. Further, officers and directors of the Company have from time to time engaged in public relations and investor relations work for the Company. Otherwise, the Company is not aware of any promoters working for the Company in the past five years (unless otherwise disclosed in our SEC filings).

ITEM 4. OTHER AND GENERAL INFORMATION.

         Our Annual Report on Form 10-KSB, for the year ended December 31, 2006, including audited financial statements as of that date, and our Quarterly Report on Form 10-QSB for the quarters ended September 30, 2006, June 30, 2006 and March 30, 2006, are available from us on request. Further information is available by request or can be access on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by CHDT can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com. All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 100 F Street, N.E., Lobby Level, Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company's Secretary, Gerry McClinton. Requests to the Company should be sent to Gerry McClinton, Secretary, China Direct Trading Corp., 10400 Griffin Road, #109, Cooper City, Florida 33330, Telephone: (954) 252-3440.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

                (a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, is hereby incorporated by reference.
                (b) The Company's Quarterly Report on Form 10-QSB's for the quarter ended September 30, 2006, June 30, 2006 and March 31, 2006, are hereby incorporated by reference.
                (c) The Company's Form 8-K's filed with the Commission on April 30, 2007; April 25, 2007; February 28, 2007 (Amendment); February 1, 2007,
respectively.

By the order of the Board of Directors

By /s/Stewart Wallach
Stewart Wallach
Chief Executive Officer & President

Dated: May 10, 2007


                                  EXHIBIT LIST

         3.1.1 Amendment to Articles of Incorporation of China Direct Trading Corporation, a Florida corporation, dated May 3, 2007

         3.1.2 Certificate of Designation for Series B Convertible Redeemable Preferred Stock, $0.10 par value per share.

         10.1 November 1, 2006 Employment Agreement between Howard Ullman and China Direct Trading Corp.


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